SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 1, 2004

Wells Real Estate Fund VI, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-23656	58-2022628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Fund VI, L.P. (the “Registrant”) hereby amends its Current Report on Form 8-K dated July 1, 2004 to provide the required pro forma financial statements relating to the sale of 880 Holcomb Bridge on July 1, 2004, as described in such Current Report.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following unaudited pro forma financial statements of the Registrant are submitted at the end of this Amendment No. 1 to Current Report on Form 8-K:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of June 30, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the six months ended June 30, 2004	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VI, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

By:	/s/ Leo F. Wells, III
LEO F. WELLS, III
General Partner

Date: September 14, 2004

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WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund VI, L.P. (the “Registrant”) included in its annual report on Form 10-K for the year ended December 31, 2003 and its quarterly report on Form 10-Q for the six months ended June 30, 2004.

The following unaudited pro forma balance sheet as of June 30, 2004 has been prepared to give effect to the sale of 880 Holcomb Bridge by Fund II, III, VI and VII Associates (the “Joint Venture”), a joint venture between the Registrant, Fund II and Fund II-OW, Wells Real Estate Fund III L.P., and Wells Real Estate Fund VII, L.P., as if the disposition and distribution of net proceeds therefrom occurred on June 30, 2004. The Registrant holds an equity interest of approximately 26.2% in the Joint Venture, which owned 100% of 880 Holcomb Bridge.

The following unaudited pro forma statements of operations for the year ended December 31, 2003 and the six months ended June 30, 2004 have been prepared to give effect to the sales of the Hartford Building, Stockbridge Village II, the Stockbridge Village I Expansion, and Stockbridge Village III (collectively, the “Prior Dispositions”) and 880 Holcomb Bridge as if the dispositions occurred on January 1, 2003. Fund V and Fund VI Associates sold the Hartford Building on August 12, 2003 and subsequently sold Stockbridge Village II on April 29, 2004. The Registrant holds an equity interest of approximately 53.6% in Fund V and Fund VI Associates, a joint venture between the Registrant and Wells Real Estate Fund V, L.P., which owned 100% of the Hartford Building and Stockbridge Village II. Fund VI and Fund VII Associates, a joint venture between the Registrant and Wells Real Estate Fund VII, L.P., sold the Stockbridge Village I Expansion and Stockbridge Village III on April 29, 2004. The Registrant holds an equity interest of approximately 44.8% in Fund VI and Fund VII Associates, which owned 100% of the Stockbridge Village I Expansion and Stockbridge Village III. These pro forma statements of operations do not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 880 Holcomb Bridge as if the transaction had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of 880 Holcomb Bridge and the Prior Dispositions been consummated on January 1, 2003.

WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

JUNE 30, 2004

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$8,061,357	$(1,314,884	)(b)	$6,746,473
Cash and cash equivalents	4,601,414	1,803,492	(c)	6,404,906
Due from joint ventures	174,864	0		174,864
Other assets	16,283	0		16,283

Total assets	$12,853,918	$488,608		$13,342,526

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Partnership distribution payable	$113,413	$0		$113,413
Accounts payable and accrued expenses	16,201	0		16,201

Total liabilities	129,614	0		129,614

Partners’ capital:
Limited partners:
Class A – 2,293,227 units outstanding	12,181,129	168,329	(d)	12,349,458
Class B – 206,773 units outstanding	543,175	320,279	(d)	863,454
General partners	0	0		0

Total partners’ capital	12,724,304	488,608		13,212,912

Total liabilities and partners’ capital	$12,853,918	$488,608		$13,342,526

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q for the period ended June 30, 2004.
(b)	Reflects the Registrant’s pro rata share of the gain on 880 Holcomb Bridge ($488,608) less the Registrant’s pro rata share of assumed distribution of proceeds from the sale of 880 Holcomb Bridge ($1,803,492). The Registrant’s gain was reduced by approximately $41,836 related to a rental guarantee for certain space at 880 Holcomb Bridge. Additional gain will be recognized monthly to the extent that the space subject to the guarantee leases or remains leased up to $8,888 per month for a period of 18 months.
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from the Joint Venture as a result of the sale of 880 Holcomb Bridge.
(d)	Reflects the Registrant’s proportionate share of the immediate pro forma gain recognized on the sale of 880 Holcomb Bridge. The allocation of gain between limited partners is made in accordance with the terms of the partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Prior Dispositions		880 Holcomb Bridge		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES	$2,578,809	$(1,576,330	)(b)	$(54,868	)(d)	$550,956
		(396,655	)(c)
EXPENSES:
Partnership administration	73,591	0		0		73,591
Legal and accounting	25,960	0		0		25,960
Other general and administrative	8,286	0		0		8,286

	107,837	0		0		107,837

OTHER INCOME	17,366	0		0		17,366

NET INCOME	$2,488,338	$(1,972,985)		$(54,868)		$460,485

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$1,923,810	$(1,229,920)		$(61,230)		$632,660

CLASS B LIMITED PARTNERS	$564,528	$(743,065)		$6,362		$(172,175)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.84					$0.28

CLASS B	$2.62					$(0.80)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,284,427					2,284,427

CLASS B	215,573					215,573

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2003.
(b)	Reflects equity income of Fund V and Fund VI Associates earned by the Registrant related to the Hartford Building for the period from January 1, 2003 to August 12, 2003 (date of sale). The pro forma adjustment results from gain on sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Reflects equity income for the year ended December 31, 2003 of Fund VI and Fund VII Associates earned by the Registrant related to the Stockbridge Village II, the Stockbridge Village I Expansion, and Stockbridge Village III properties, which were sold on April 29, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(d)	Reflects equity income of the Joint Venture earned by the Registrant related to 880 Holcomb Bridge for the year ended December 31, 2003. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 880 Holcomb Bridge if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Prior Dispositions		880 Holcomb Bridge		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES	$1,498,807	$(1,245,643	)(b)	$(54,319	)(c)	$198,845

EXPENSES:
Partnership administration	72,653	0		0		72,653
Legal and accounting	21,012	0		0		21,012
Other general and administrative	1,159	0		0		1,159

	94,824	0		0		94,824

OTHER INCOME	11,826	0		0		11,826

NET INCOME	$1,415,809	$(1,245,643)		$(54,319)		$115,847

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$967,602	$(632,435)		$(71,759)		$263,408

CLASS B LIMITED PARTNERS	$448,207	$(613,208)		$17,440		$(147,561)

NET INCOME (LOSS) PER WEIGHTED AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.42					$0.11

CLASS B	$2.17					$(0.71)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,293,177					2,293,177

CLASS B	206,823					206,823

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q for the six months ended June 30, 2004.
(b)	Reflects equity income of Fund VI and Fund VII Associates earned by the Registrant related to the Stockbridge Village II, the Stockbridge Village I Expansion, and Stockbridge Village III properties for the period January 1, 2004 to April 29, 2004 (date of sale). The pro forma adjustment results from gain on sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Reflects equity in income of the Joint Venture earned by the Registrant related to 880 Holcomb Bridge for the six months ended June 30, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 880 Holcomb Bridge if the transaction had occurred on January 1, 2003.

See accompanying notes.

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